                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                   March 6, 2001 (Amended as of May 15, 2001)
                                ----------------
                                (Date of Report)

                           SILVER RAMONA MINING, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                        0-23737                 820290939
-------------------------------- ---------------------- ---------------------
 (State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

            2100 HIGHWAY 360, SUITE 400-B, GRAND PRAIRIE, TEXAS 75050
                   -------------------------------------------
                    (Address of principal executive offices)

                                 (972) 641-5494
                                 --------------
              (Registrant's telephone number, including area code)

                                      NONE
                                      ----
         (Former name or former address, if changed since last report.)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

PURCHASE AND SALE AGREEMENT, DATED AS OF JANUARY 1, 2001, BY AND BETWEEN SILVER RAMONA MINING, INC., A DELAWARE CORPORATION, AND JOE LOYD AND KAREN LOYD

As of January 1, 2001, Silver Ramona Mining, Inc., a Delaware corporation (the "Company"), and Joe Loyd and Karen Loyd (the "Career Direction Sellers") entered into a Purchase and Sale Agreement (the "Career Direction Agreement"), whereby the Company agreed to purchase all the outstanding capital stock of Career Direction, Inc., a Texas corporation ("Career Direction") from the Career Direction Sellers.

Pursuant to the Career Direction Agreement, the Career Direction Sellers will receive, in exchange for all the capital stock of Career Direction, the following:

     (i) 50,000 shares of common stock of the Company. The 50,000 shares are convertible at the option of the Career Direction Sellers into $50,000 cash upon successful completion by the Company of a private placement offering of its common stock in the amount of $2,000,000 on or before July 1, 2001. In addition, the Career Direction Sellers may, at their option, require the Company to redeem the 50,000 shares into $50,000 cash in July, 2001, unless the value of the Company's common stock is $1.00 or more on such date.

     (ii) An additional 950,000 shares of common stock of the Company, of which 150,000 shares will be issued at closing, and the remainder will be issued at the rate of 50,000 shares per quarter for 16 quarters. The initial 150,000 shares are convertible to cash in the amount of $150,000, at the election of the Career Direction Sellers, in the event the Company conducts a primary or secondary offering of its stock that generates proceeds at least in that amount. Each quarterly installment of 50,000 shares is convertible to cash in the amount of $50,000, at the election of the Career Direction Sellers, in the event the market value of the Company's common stock falls below $1.00 per share when the installment is due. These contingent cash obligations of the Company of $950,000 are secured pursuant to a convertible promissory note, which is payable with interest on the earlier to occur of (a) 16 calendar quarters after the successful completion by the Company of a private placement offering of its common stock in the amount of $5,000,000 that closes on or before July 1, 2001 (a "Qualified Financing"), or
              (b) December 21, 2004. Upon the consummation of a Qualified Financing, the unpaid principal and accrued interest on the promissory note may, at the holder's option, be converted into shares of Company common stock at the beginning of any of the subsequent 16 calendar quarters and in amounts equal to the outstanding principal and unpaid accrued interest then due thereunder divided by $1.00.

As a condition to the consummation of the transactions contemplated by the Career Direction Agreement, the Company is also required to execute (i) a three year employment agreement by and between Joe Loyd and Career Direction, providing for Joe Loyd to serve as President of Career Direction at an annual compensation of $175,000; (ii) a three year employment agreement by and between Karen Loyd and Career Direction, providing for annual compensation of $125,000; (iii) a stock option in favor of Joe Loyd for the purchase of 100,000 shares of Company common stock, exercisable for a period of five years at $1.00 per share for 30,000 shares at the end of the first calendar year of service on the Company's Board of Directors, 35,000 shares at the end of the second calendar year of service on the Company's Board of Directors, and 35,000 shares at the end of the third calendar year of service on the Company's Board of Directors; (iv) a stock option in favor of Joe Loyd for the purchase of 100,000 shares of Company common stock, exercisable for a period of five years at $1.00 per share for 30,000 shares at the end of the first calendar year of service with the Company, 35,000 shares at the end of the second calendar year of service with the Company, and 35,000 shares at the end of the third calendar year of service with the Company; and (v) a stock option in favor of Karen Loyd for the purchase of 100,000 shares of Company common stock, exercisable for a period of five years at $1.00 per share for 30,000 shares at the end of the first calendar year of service with the Company, 35,000 shares at the end of the second calendar year of service with the Company, and 35,000 shares at the end of the third calendar year of service with the Company.

Joe Loyd serves as a director of the Company, in addition to serving as President of Career Direction.

Closing of the transactions contemplated by the Career Direction Agreement occurred as of March 1, 2001.

The Company intends to satisfy its cash funding obligations pursuant to the Career Direction Agreement, the Personnel Profiles Agreement (as hereafter defined), and the L+R Moran Agreement (as hereafter defined) by conducting a private placement of its common stock. In the event the Company is unable to successfully complete a private placement of its common stock in an amount sufficient to meet its cash funding obligations pursuant to all such agreements, then the Company may be unable to fund such obligations pursuant to one or more of such agreements.

The transaction described above is qualified in its entirety by the Career Direction Agreement and related documents and subject to various conditions set forth in the Career Direction Agreement.

Career Direction, located in Highland Village, Texas, operates job fairs for the multi-unit restaurant industry nationwide, as well as a specialized recruiting web site with the multi-unit restaurant industry. Its Wed address is www.careerdirection.com. Its clients include Red Lobster, TGI Friday's. Aramark, Bennigan's, Boston Market, Dave and Busters, Jason's Deli, Luby's Cafeterias, Wendy's International, Tricon Global Restaurants, On the Border, Whataburger and others.

PURCHASE AND SALE AGREEMENT, DATED AS OF JANUARY 1, 2001, BY AND BETWEEN SILVER RAMONA MINING, INC., A DELAWARE CORPORATION, AND PAUL NOLAN, JR., TRUSTEE OF A CHARITABLE REMAINDER TRUST


As of January 1, 2001, the Company and Paul Nolan, Jr., Trustee of a Charitable Remainder Trust (the "Personnel Profiles Seller"), entered into a Purchase and Sale Agreement (the "Personnel Profiles Agreement"), whereby the Company agreed to purchase all the outstanding capital stock of Personnel Profiles, Inc., an Ohio corporation ("Personnel Profiles") from the Personnel Profiles Seller.

Pursuant to the Personnel Profiles Agreement, the Personnel Profiles Seller will receive, in exchange for all the capital stock of Personnel Profiles, $500,000, payable at the rate of $62,500 at the end of each calendar quarter beginning March 31, 2001 and continuing thereafter until paid in full on December 31, 2002. Upon the successful completion by the Company of a private placement offering of its common stock in the amount of at least $1,000,000, the Personnel Profiles Seller may require prepayment of the purchase price at the rate of $125,000 for each $1,000,000 raised. At the Personnel Profiles Seller's election, any $62,500 payment may instead be converted into 62,500 shares of Company common stock.

As a condition to the consummation of the transactions contemplated by the Personnel Profiles Agreement, the Company is also required to execute (i) a three year employment agreement by and between Paul Nolan and Personnel Profiles, providing for Paul Nolan to serve as President of Personnel Profiles at an annual compensation of $150,000; (ii) a stock option in favor of Paul Nolan for the purchase of 100,000 shares of Company common stock, exercisable for a period of five years at $1.00 per share for 30,000 shares at the end of the first calendar year of service on the Company's Board of Directors, 35,000 shares at the end of the second calendar year of service on the Company's Board of Directors, and 35,000 shares at the end of the third calendar year of service on the Company's Board of Directors; and (iii) a stock option in favor of Paul Nolan for the purchase of 100,000 shares of Company common stock, exercisable for a period of five years at $1.00 per share for 30,000 shares at the end of the first calendar year of service with the Company, 35,000 shares at the end of the second calendar year of service with the Company, and 35,000 shares at the end of the third calendar year of service with the Company.

Paul Nolan serve as President of Personnel Profiles.

Closing of the transactions contemplated by the Personnel Profiles Agreement occurred as of March 1, 2001.

The Company intends to satisfy its cash funding obligations pursuant to the Career Direction Agreement, the Personnel Profiles Agreement, and the L+R Moran Agreement by conducting a private placement of its common stock. In the event the Company is unable to successfully complete a private placement of its common stock in an amount sufficient to meet its cash funding obligations pursuant to all such agreements, then the Company may be unable to fund such obligations pursuant to one or more of such agreements.

The transaction described above is qualified in its entirety by the Personnel Profiles Agreement and related documents and subject to various conditions set forth in the Personnel Profiles Agreement.

Personnel Profiles, located in Cincinnati, Ohio, focuses on blue collar assessments for staffing for Ashland Chemical, Toyota, Coca-Cola, Marconi Grill, the Federal Reserve Bank, Osmose, Inc. and others.

PURCHASE AND SALE AGREEMENT, DATED AS OF JANUARY 1, 2001, BY AND BETWEEN SILVER RAMONA MINING, INC., A DELAWARE CORPORATION, AND L+R MORAN, INC., A TEXAS CORPORATION


As of January 1, 2001, Silver Ramona Mining, Inc., a Delaware corporation (the "Company"), and L+R Moran, Inc., a Texas corporation ("L+R Moran") entered into a Purchase and Sale Agreement (the "L+R Moran Agreement"), whereby the Company agreed to purchase substantially all the assets of L+R Moran.

Pursuant to the L+R Moran Agreement, L+R Moran will receive, in exchange for substantially all its assets, the following:

         (i) 50,000 shares of common stock of the Company. The 50,000 shares are convertible at the option of L+R Moran into $50,000 cash upon successful completion by the Company of a private placement offering of its common stock in the amount of $2,000,000 on or before July 1, 2001. In addition, L+R Moran may, at its option, require the Company to redeem the 50,000 shares into $50,000 cash in July, 2001, unless the value of the Company's common stock is $1.00 or more on such date.

         (ii) $950,000, payable out of the proceeds of a primary or secondary offering of stock at $1.00 per share.

As a condition to the consummation of the transactions contemplated by the L+R Moran Agreement, the Company is also required to execute (i) a three year management agreement by and between L.D. Moran and L+R Moran, providing for L.D. Moran to serve as manager of the assets acquired from L+R Moran for an annual compensation of $97,500; (ii) a stock option in favor of L.D. Moran for the purchase of 100,000 shares of Company common stock, exercisable for a period of five years at $1.00 per share for 30,000 shares at the end of the first calendar year of service on the Company's Board of Directors, 35,000 shares at the end of the second calendar year of service on the Company's Board of Directors, and 35,000 shares at the end of the third calendar year of service on the Company's Board of Directors; (iii) a stock option in favor of L.D. Moran for the purchase of 100,000 shares of Company common stock, exercisable for a period of five years at $1.00 per share for 30,000 shares at the end of the first calendar year of service with the Company, 35,000 shares at the end of the second calendar year of service with the Company, and 35,000 shares at the end of the third calendar year of service with the Company; and (iv) a stock option in favor of Royce Moran for the purchase of 100,000 shares of Company common stock, exercisable for a period of five years at $1.00 per share for 30,000 shares at the end of the first calendar year of service with the Company, 35,000 shares at the end of the second calendar year of service with the Company, and 35,000 shares at the end of the third calendar year of service with the Company.

Closing of the transactions contemplated by the L+R Moran Agreement occurred as of March 1, 2001.

The Company intends to satisfy its cash funding obligations pursuant to the Career Direction Agreement, the Personnel Profiles Agreement, and the L+R Moran Agreement by conducting a private placement of its common stock. In the event the Company is unable to successfully complete a private placement of its common stock in an amount sufficient to meet its cash funding obligations pursuant to all such agreements, then the Company may be unable to fund such obligations pursuant to one or more of such agreements.

The transaction described above is qualified in its entirety by the L+R Moran Agreement and related documents and subject to various conditions set forth in the Career Direction Agreement.

L+R Moran, Dallas, Texas, conducts its business under the name HR Evaluations. HR Evaluations focuses on web-oriented background checks and drug testing across the nation for clients such as Archon Group, Time Warner Cable, Daisytek, Inc., American Hospitality Concepts, etc. HR Evaluations also focuses on selection assessments for applicant selection.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

         The required financials have been attached to this filing as Annex A.

         (b) Pro Forma Financial Information.

         The required financials have been attached to this filing as Annex A.

         (c) Annexes and Exhibits.

             Annex A Financial Statements

         10.1*    Purchase and Sale Agreement, dated as of January 1, 2001, by and between Silver Ramona Mining, Inc., a Delaware
                  corporation, and Joe Loyd and Karen Loyd
         10.2*    Employment Agreement, dated as of January 1, 2001, by and
                  between Career Direction, Inc. and Joe Loyd
         10.3*    Employment Agreement, dated as of January 1, 2001, by and
                  between Career Direction, Inc. and Karen Loyd
         10.4*    Achievement Tec, Inc. Board of Directors Stock Option in favor of Joe Loyd
         10.5*    Achievement Tec, Inc. Senior Management Stock Option in favor of Joe Loyd
         10.6*    Achievement Tec, Inc. Senior Management Stock Option in favor of Karen Loyd
         10.7*    Achievement Tec, Inc. Convertible Promissory Note
         10.8*    Purchase and Sale Agreement, dated as of January 1, 2001, by and between Silver Ramona Mining, Inc., a Delaware corporation, and Paul Nolan, Jr., Trustee of a Charitable
                  Remainder Trust
         10.9*    Employment Agreement, dated as of January 1, 2001, by and
                  between Personnel Profiles, Inc. and Paul Nolan
         10.10*   Achievement Tec, Inc. Board of Directors Stock Option in favor of Paul Nolan
         10.11*   Achievement Tec, Inc. Senior Management Stock Option in favor of Paul Nolan
         10.12*   Purchase and Sale Agreement, dated as of January 1, 2001, by and between Silver Ramona Mining, Inc., a Delaware corporation, and L+R Moran, Inc., a Texas corporation
         10.13*   Management Agreement, dated as of January 1, 2001, by and
                  between L+R Moran, Inc. and L.D. Moran

---------------------
* previously filed

         10.14* Achievement Tec, Inc. Board of Directors Stock Option in favor of L.D. Moran
         10.15* Achievement Tec, Inc. Senior Management Stock Option in favor of L.D. Moran
         10.16* Achievement Tec, Inc. Senior Management Stock Option in favor of Royce Moran

---------------------
* previously filed

                                   Annex A







                            CAREER DIRECTION, INC.

                             FINANCIAL STATEMENTS

                          DECEMBER 31, 2000 AND 1999

                            CAREER DIRECTION, INC.
                             FINANCIAL STATEMENTS
                          DECEMBER 31, 2000 AND 1999


                                    INDEX


                                                             PAGE
                                                             ----
Independent Auditors' Report.................................  1

Balance Sheets...............................................  2

Statements of Operations.....................................  3

Statement of Stockholders' Equity (Deficiency)...............  4

Statements of Cash Flows.....................................  5

Notes to Financial Statements................................6-9


                         INDEPENDENT AUDITORS' REPORT



TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
CAREER DIRECTION, INC.

We have audited the accompanying balance sheets of Career Direction, Inc. as of December 31, 2000 and 1999, and the related statements of operations, stockholders' deficiency and cash flows for the years then ended. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Career Direction, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



                         MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                         Certified Public Accountants

New York, New York
January 15, 2001

                            CAREER DIRECTION, INC.
                                BALANCE SHEETS


                                                                  December 31,
                                                             ----------------------
                                                               2000          1999
                                                             --------      --------
          ASSETS
CURRENT ASSETS
     Cash and cash equivalents.............................  $ 12,649      $  3,781
     Accounts receivable...................................    93,526        30,972
                                                             --------      --------
          Total current assets.............................   106,175        34,753

Property and equipment, net of accumulated
 depreciation of $22,540...................................         -             -
                                                             --------      --------

          TOTAL ASSETS.....................................  $106,175      $ 34,753
                                                             ========      ========

          LIABILITIES AND STOCKHOLDERS' DEFICIENCY
CURRENT LIABILITIES
     Accounts payable and accrued expenses.................  $113,308      $ 75,875
                                                             --------      --------

Commitments and contingencies..............................         -             -

STOCKHOLDERS' DEFICIENCY
     Common stock - no par value; 1,000
       shares authorized; 1,000 issued and outstanding.....     1,000         1,000
     Accumulated deficit...................................    (8,133)      (42,122)
                                                             --------      --------
          Total stockholders' deficiency...................    (7,133)      (41,122)
                                                             --------      --------

          TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY...  $106,175     $  34,753
                                                             ========      ========













The accompanying notes are an integral part of the financial statement.

                            CAREER DIRECTION, INC.
                           STATEMENTS OF OPERATIONS



                                                                         For the Year Ended
                                                                            December 31,
                                                                     -------------------------
                                                                        2000           1999
                                                                     ----------     ----------
REVENUE............................................................. $1,286,433     $  988,848

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
     Advertising and marketing......................................    538,690        408,405
     Commission.....................................................    353,718        325,168
     Travel and onsite expenses.....................................    166,580        152,632
     Payroll and payroll taxes......................................     23,143         16,091
     Other general and administrative expenses......................    163,355        156,166
                                                                     ----------     ----------
          Total selling, general and administrative expenses........  1,245,486      1,058,462
                                                                     ----------     ----------

INCOME (LOSS) FROM OPERATIONS.......................................     40,947        (69,614)
                                                                     ----------     ----------

OTHER INCOME (EXPENSE)
     Interest income................................................        459            462
     Interest expense...............................................     (8,455)        (6,085)
     Other income...................................................      1,038          5,375
                                                                     ----------     ----------
          Total other income (expense)..............................     (6,958)          (248)
                                                                     ----------     ----------

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES.....................     33,989        (69,862)

PROVISION FOR INCOME TAXES..........................................          -              -
                                                                     ----------     ----------

NET INCOME (LOSS)................................................... $   33,989     $  (69,862)
                                                                     ==========     ==========














The accompanying notes are an integral part of the financial statement.

                            CAREER DIRECTION, INC.
                STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
                FOR THE YEAR ENDED DECEMBER 31, 2000 AND 1999


                                              Common Stock             Accumulated
                                         ---------------------           Earnings        Total Stockholders'
                                         Shares         Amount          (Deficit)        Equity (Deficiency)
                                         -----          ------          --------         -------------------
Balance at December 31, 1998...........  1,000          $1,000          $ 27,740              $ 28,740

Net Loss for the year Ended
 December 31, 1999.....................      -               -           (69,862)              (69,862)
                                         -----          ------          --------              --------

Balance at December 31, 1999...........  1,000           1,000           (42,122)              (41,122)

Net Income for the Year Ended
 December 31, 2000.....................      -               -            33,989                33,989
                                         -----          ------          --------              --------

Balance at December 31, 2000...........  1,000     $     1,000          $ (8,133)             $ (7,133)
                                         =====          ======          ========              ========











The accompanying notes are an integral part of the financial statement.

                            CAREER DIRECTION, INC.
                           STATEMENTS OF CASH FLOWS


                                                                           For the Year Ended
                                                                              December 31,
                                                                       --------------------------
                                                                         2000              1999
                                                                       --------          --------

CASH FLOWS FROM OPERATING ACTIVITIES
     Net income (loss)................................................ $ 33,989          $(69,862)
     Adjustments to reconcile net income (loss) to net cash
          provided by operating activities:
          (Increase) decrease in accounts receivable..................  (62,554)           34,736
          Increase in accounts payable and accrued expenses...........   37,433            35,393
                                                                       --------          --------
Total cash provided by operating activities...........................   31,408               267
                                                                       --------          --------

NET INCREASE IN CASH AND CASH EQUIVALENTS.............................    8,868               267

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR.........................    3,781             3,514
                                                                       --------          --------

CASH AND CASH EQUIVALENTS - END OF YEAR............................... $ 12,649          $  3,781
                                                                       ========          ========

CASH PAID DURING THE YEAR FOR:
     Interest expense................................................. $  5,663          $  6,085
                                                                       ========          ========
     Income taxes..................................................... $      -          $      -
                                                                       ========          ========










The accompanying notes are an integral part of the financial statement.

                            CAREER DIRECTION, INC.
                        NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 2000 AND 1999



NOTE 1 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

               a) ORGANIZATION
                  Career Direction, Inc. (the "Company"), was incorporated under the laws of the state of Texas on April 5, 1989.

               b) LINE OF BUSINESS
                  The Company conducts 65% of all job fairs in the multi-unit restaurant industry across America. Participating companies include Red Lobster, TGI Friday's, Wendy's International, Aramark, Bennigan's, Boston Market, Dave and Busters, Jason's Deli, Luby's, Tricon Global Restaurants, On the Border, Whataburger and others. In addition, the Company handles placement of management candidates into client companies on a fee-paid basis.

               c) USE OF ESTIMATES
                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the periods presented. Actual results could differ from those estimates.

               d) REVENUE RECOGNITION
                  Revenue is recognized based upon the accrual method of accounting. Revenue is recorded at the time of the sale, usually upon shipment of the product.

               e) CASH AND CASH EQUIVALENTS
                  The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

               f) CONCENTRATION OF CREDIT RISK
                  The Company places its cash in what it believes to be credit-worthy financial institutions. However, cash balances may exceed FDIC insured levels at various times during the year.

               g) PROPERTY AND EQUIPMENT
                  Property and equipment is stated at cost. Depreciation is computed using the straight-line method based upon the estimated useful lives of the various classes of assets.

               h) INCOME TAXES
                  Income taxes are provided for based on the liability method of accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes". The liability method requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the reported amount of assets and liabilities and their tax basis.

                            CAREER DIRECTION, INC.
                        NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2000 AND 1999



NOTE 1 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

               i) ADVERTISING COSTS
                  Advertising costs are expensed as incurred and included in selling, general and administrative expenses. For the years ended December 31, 2000 and 1999, advertising expense amounted to $538,690 and $408,160, respectively.

               j) FAIR VALUE OF FINANCIAL INSTRUMENTS
                  The Company's financial instruments consist of cash, accounts receivable, and accounts payable and accrued expenses. The carrying amounts of cash, accounts receivable and accounts payable and accrued expenses approximate fair value due to the highly liquid nature of these short-term instruments.

               k) LONG-LIVED ASSETS
                  SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company has adopted this statement and has determined that recognition of an impairment loss for applicable assets of continuing operations is not necessary.

               l) COMPREHENSIVE INCOME
                  SFAS No. 130, "Reporting Comprehensive Income" establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of December 31, 2000 and 1999, the Company has no items that represent comprehensive income and, therefore, has not included a schedule of comprehensive income in the financial statements.


NOTE 2 -          PROPERTY AND EQUIPMENT

                  Property and equipment is summarized as follows:


                                                                 December 31,
                                                            ---------------------
                                                              2000         1999
                                                            --------     --------

                  Machinery and Equipment ............      $ 12,110     $ 12,110
                  Furniture and Fixtures .............        10,430       10,430
                                                            --------     --------
                                                              22,540       22,540
                  Less: Accumulated Depreciation .....       (22,540)     (22,540)
                                                            --------     --------
                  Property and Equipment, net ........      $      -     $      -
                                                            ========     ========


                  For the years ended December 31, 2000 and 1999 there was no depreciation expense.

                            CAREER DIRECTION, INC.
                        NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2000 AND 1999



NOTE 3 -          COMMITMENTS AND CONTINGENCIES

                  The Company leases office space under an operating lease expiring January 31, 2003. Minimum monthly payments under the lease total $1,745. Rent expense under operating leases for the year ended December 31, 2000 and 1999 was approximately $20,937.

NOTE 4 -          INCOME TAXES

                  The components of the provision for income taxes are as follows:


                                                            December 31,
                                                         --------------------
                                                           2000        1999
                                                         --------    --------
                  Current Tax Expense
                       U.S. Federal....................  $ 2,500     $     -
                       State and Local.................        -           -
                                                         --------    --------
                  Total Current........................    2,500           -
                                                         --------    --------

                  Deferred Tax Expense
                       U.S. Federal....................   (2,500)          -
                       State and Local.................        -           -
                                                         --------    --------
                  Total Deferred.......................   (2,500)          -
                                                         --------    --------

                  Total Tax Provision (Benefit) from
                       Operations......................  $     -     $     -
                                                         ========    ========


                  The reconciliation of the effective income tax rate to the Federal statutory rate is as follows for the years ended December 31, 2000 and 1999:


                  Federal Income Tax Rate..........................     (34.0)%
                  Effect of Valuation Allowance....................      34.0 %
                                                                     --------
                  Effective Income Tax Rate........................       0.0 %
                                                                     ========


                  At December 31, 2000 and 1999, the Company had net carryforward losses of approximately $8,133 and $42,122, respectively. Because of the current uncertainty of realizing the benefit of the tax carryforwards, a valuation allowance equal to the tax benefit for deferred taxes has been established. The full realization of the tax benefit associated with the carryforwards depends predominantly upon the Company's ability to generate taxable income during the carryforward period.

                            CAREER DIRECTION, INC.
                        NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2000 AND 1999



NOTE 4 -          INCOME TAXES (Continued)


                                                                 December 31,
                                                             --------------------
                                                              2000         1999
                                                             -------     --------
                  Deferred Tax Assets
                       Loss Carryforwards................... $ 2,800     $ 14,300
                       Less:  Valuation Allowance...........  (2,800)     (14,300)
                                                             -------     --------
                  Net Deferred Tax Assets................... $     -     $      -
                                                             -------     --------


                  Net operating loss carryforwards expire starting in 2007 through 2014. Per year availability is subject to change of ownership limitations under Internal Revenue Code Section 382.

NOTE 5 -          SUBSEQUENT EVENTS

                  As of January 1, 2001, Achievement Tec, Inc., a Delaware corporation, purchased all issued and outstanding stock of Career Direction, Inc. The Company will continue operating as a subsidiary of Achievement Tec, Inc.

                             L AND R MORAN, INC.

                           (D/B/A ACHIEVEMENT TEC)

                             FINANCIAL STATEMENTS

                          DECEMBER 31, 2000 AND 1999

                             L AND R MORAN, INC.
                             FINANCIAL STATEMENTS
                          DECEMBER 31, 2000 AND 1999


                                    INDEX


                                                             PAGE
                                                             ----

Independent Auditors' Report................................   1

Balance Sheets..............................................   2

Income Statements...........................................   3

Statement of Stockholders' Equity...........................   4

Statements of Cash Flows....................................   5

Notes to Financial Statements............................... 6-9


     INDEPENDENT AUDITORS' REPORT



TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
L AND R MORAN, INC.

We have audited the accompanying balance sheets of L And R Moran, Inc. (D/B/A Achievement Tec). as of December 31, 2000 and 1999, and the related statements of income, stockholders' equity and cash flows for the years then ended. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of L And R Moran, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



                         MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                         Certified Public Accountants

New York, New York
January 19, 2001

                             L AND R MORAN, INC.
                                BALANCE SHEETS



                                                                  December 31,
                                                             ---------------------
                                                               2000         1999
                                                             --------     --------
          ASSETS
CURRENT ASSETS
     Cash and cash equivalents.............................  $  9,670     $  1,265
     Accounts receivable, net of allowance for
       doubtful accounts of $17,969 and $1,500.............    98,271       92,167
                                                             --------     --------
          Total current assets.............................   107,941       93,432

Property and equipment, net of accumulated
 depreciation of $16,612 and $15,408.......................         -        1,204

Other assets...............................................     1,948        1,948
                                                             --------     --------

          TOTAL ASSETS.....................................  $109,889     $ 96,584
                                                             ========     ========

          LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable and accrued expenses.................  $ 20,574     $ 50,486
                                                             --------     --------

Commitments and contingencies..............................         -            -

STOCKHOLDERS' EQUITY
     Common stock - no par value; 1,000,000
       shares authorized; 500,000 issued and outstanding...     1,000        1,000
     Additional paid-in capital............................   135,000      135,000
     Accumulated deficit...................................   (46,685)     (89,902)
                                                             --------     --------
          Total stockholders' equity.......................    89,315       46,098
                                                             --------     --------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.......  $109,889     $ 96,584
                                                             ========     ========










The accompanying notes are an integral part of the financial statement.

                             L AND R MORAN, INC.
                              INCOME STATEMENTS



                                                                         For the Year Ended
                                                                            December 31,
                                                                     --------------------------
                                                                       2000              1999
                                                                     --------          --------

REVENUE............................................................. $987,100          $982,121

COST OF REVENUE.....................................................  296,288           292,764
                                                                     --------          --------

GROSS PROFIT........................................................  690,812           689,357
                                                                     --------          --------

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
     Salary and employee benefits...................................  357,368           333,245
     Rent expense...................................................   31,383            31,677
     Insurance expense..............................................   25,312            26,193
     Advertising expense............................................   20,658            13,304
     Travel and entertainment expense...............................    6,438            30,414
     Professional fees..............................................    4,592             3,706
     Depreciation and amortization expense..........................    1,204             1,671
     Other general and administrative expenses......................  200,565           212,476
                                                                     --------          --------
          Total selling, general and administrative expenses........  647,520           652,686
                                                                     --------          --------

INCOME FROM OPERATIONS..............................................   43,292            36,671
                                                                     --------          --------

OTHER (EXPENSE)
     Interest expense...............................................      (75)             (243)
                                                                     --------          --------

INCOME BEFORE PROVISION FOR INCOME TAXES............................   43,217            36,428

PROVISION FOR INCOME TAXES..........................................        -                 -
                                                                     --------          --------

NET INCOME.......................................................... $ 43,217          $ 36,428
                                                                     ========          ========










The accompanying notes are an integral part of the financial statement.

                             L AND R MORAN, INC.
                      STATEMENT OF STOCKHOLDERS' EQUITY
                FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                       Common Stock      Additional                     Total
                                    ------------------     Paid-in     Accumulated   Stockholders'
                                    Shares      Amount     Capital       Deficit        Equity
                                    -------     ------     --------     ---------      -------
Balance at December 31, 1998......  500,000     $1,000     $135,000     $(126,330)     $ 9,670

Net Income for the Year Ended
 December 31, 1999................        -          -            -        36,428       36,428
                                    -------     ------     --------     ---------      -------

Balance at December 31, 1999......  500,000      1,000      135,000       (89,902)      46,098

Net Income for the year ended
 December 31, 2000................        -          -            -        43,217       43,217
                                    -------     ------     --------     ---------      -------

Balance at December 31, 2000......  500,000     $1,000     $135,000     $ (46,685)     $89,315
                                    =======     ======     ========     =========      =======















The accompanying notes are an integral part of the financial statement.

                             L AND R MORAN, INC.
                           STATEMENTS OF CASH FLOWS



                                                                          For the Year Ended
                                                                            December 31,
                                                                      -------------------------
                                                                        2000             1999
                                                                      --------         --------

CASH FLOW FROM OPERATING ACTIVITIES
     Net income...................................................... $ 43,217        $  36,428
     Adjustments to reconcile net income to net cash
      (used in) provided by operating activities:
          Depreciation and amortization expense......................    1,204            1,671
          Bad debt expense...........................................   16,469            1,500
     Changes in certain assets and liabilities:
          Increase in accounts receivable............................  (22,573)         (11,075)
          Increase in accounts payable and accrued expenses..........  (29,912)         (22,370)
                                                                      --------         --------
Total cash provided by operating activities..........................    8,405            6,154
                                                                      --------         --------
CASH FLOWS FROM FINANCING ACTIVITIES
     Treasury stock purchase.........................................        -           (8,000)
                                                                      --------         --------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS.................    8,405           (1,846)

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR........................    1,265            3,111
                                                                      --------         --------

CASH AND CASH EQUIVALENTS - END OF YEAR.............................. $  9,670         $  1,265
                                                                      ========         ========

CASH PAID DURING THE YEAR FOR:
     Interest expense................................................ $      -         $      -
                                                                      ========         ========
     Income taxes.................................................... $      -         $      -
                                                                      ========         ========









The accompanying notes are an integral part of the financial statement.

                             L AND R MORAN, INC.
                        NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2000 AND 1999


NOTE 1 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

               a) ORGANIZATION
                  L and R Moran, Inc. D/B/A Achievement Tec, Inc. (the "Company"), was incorporated under the laws of the state of Texas on April 5, 1989.

               b) LINE OF BUSINESS
                  The Company is an assessment technology company offering a variety of human resource services to assist and strengthen the selection and management of your most important asset:
                  People.

               c) USE OF ESTIMATES
                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the periods presented. Actual results could differ from those estimates.

               d) REVENUE RECOGNITION
                  Revenue is recognized based upon the accrual method of accounting. Revenue is recorded at the time of the sale, net of any discounts or allowances, usually upon shipment of the product.

               e) CASH AND CASH EQUIVALENTS
                  The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

               f) CONCENTRATION OF CREDIT RISK
                  The Company places its cash in what it believes to be credit-worthy financial institutions. However, cash balances may exceed FDIC insured levels at various times during the year.

               g) PROPERTY AND EQUIPMENT
                  Property and equipment is stated at cost. Depreciation is computed using the straight-line method based upon the estimated useful lives of the various classes of assets.

               h) INCOME TAXES
                  Income taxes are provided for based on the liability method of accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes". The liability method requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the reported amount of assets and liabilities and their tax basis.

                             L AND R MORAN, INC.
                        NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2000 AND 1999


NOTE 1 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

               i) ADVERTISING COSTS
                  Advertising costs are expensed as incurred and included in selling, general and administrative expenses. For the years ended December 31, 2000 and 1999, advertising expense amounted to $20,658 and $13,304, respectively.

               j) FAIR VALUE OF FINANCIAL INSTRUMENTS
                  The Company's financial instruments consist of cash, accounts receivable, and accounts payable and accrued expenses. The carrying amounts of cash, accounts receivable and accounts payable and accrued expenses approximate fair value due to the highly liquid nature of these short-term instruments.

               k) LONG-LIVED ASSETS
                  SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company has adopted this statement and has determined that recognition of an impairment loss for applicable assets of continuing operations is not necessary.

               l) COMPREHENSIVE INCOME
                  SFAS No. 130, "Reporting Comprehensive Income" establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of December 31, 2000 and 1999, the Company has no items that represent comprehensive income and, therefore, has not included a schedule of comprehensive income in the financial statements.

NOTE 2 -          PROPERTY AND EQUIPMENT

                  Property and equipment is summarized as follows:

                                                               December 31,
                                                          ---------------------
                                                            2000         1999
                                                          --------     --------

                  Machinery and Equipment................ $ 16,612     $ 16,612
                  Less: Accumulated Depreciation.........  (16,612)     (15,408)
                                                          --------     --------
                  Property and Equipment, net............ $      -     $  1,204
                                                          ========     ========


                  Depreciation expense for the years ended December 31, 2000 and 1999 was $1,204 and $1,671, respectively.

                             L AND R MORAN, INC.
                        NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2000 AND 1999


NOTE 3 -          COMMITMENTS AND CONTINGENCIES

                  The Company leases office space under an operating lease expiring May 31, 2001. Minimum monthly payments under the lease total $2,473. Rent expense under operating leases for the year ended December 31, 2000 and 1999 was approximately $31,383 and $31,677, respectively.

NOTE 4 -          INCOME TAXES

                  The components of the provision for income taxes are as follows:


                                                             December 31,
                                                        ---------------------
                                                          2000         1999
                                                        --------     --------
                  Current Tax Expense
                       U.S. Federal.................... $ 14,700     $ 12,400
                       State and Local.................        -            -
                                                        --------     --------
                  Total Current........................   14,700       12,400
                                                        --------     --------

                  Deferred Tax Expense
                       U.S. Federal....................  (14,700)     (12,400)
                       State and Local.................        -            -
                                                        --------     --------
                  Total Deferred.......................  (14,700)     (12,400)
                                                        --------     --------

                  Total Tax Provision (Benefit) from
                   Operations.......................... $      -     $      -
                                                        ========     ========


                  The reconciliation of the effective income tax rate to the Federal statutory rate is as follows for the years ended December 31, 2000 and 1999:


                  Federal Income Tax Rate...........................    (34.0)%
                  Effect of Valuation Allowance.....................     34.0%
                                                                     --------
                  Effective Income Tax Rate.........................      0.0%
                                                                     ========


                  At December 31, 2000 and 1999, the Company had net carryforward losses of approximately $46,685 and $89,902, respectively. Because of the current uncertainty of realizing the benefit of the tax carryforwards, a valuation allowance equal to the tax benefit for deferred taxes has been established. The full realization of the tax benefit associated with the carryforwards depends predominantly upon the Company's ability to generate taxable income during the carryforward period.

                  Deferred tax assets and liabilities reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

                             L AND R MORAN, INC.
                        NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2000 AND 1999

NOTE 4 -          INCOME TAXES (Continued)


                                                             December 31,
                                                        ---------------------
                                                          2000         1999
                                                        --------     --------
                  Deferred Tax Assets
                       Loss Carryforwards.............. $ 15,900     $ 30,500
                       Less:  Valuation Allowance......  (15,900)     (30,500)
                                                        --------     --------
                  Net Deferred Tax Assets.............. $      -     $      -
                                                        ========     ========


                  Net operating loss carryforwards expire starting in 2007 through 2014. Per year availability is subject to change of ownership limitations under Internal Revenue Code Section 382.

NOTE 5 -          SUBSEQUENT EVENTS

                  As of January 1, 2001, Achievement Tec, Inc., a Delaware Corporation, had purchased substantially all of the assets of L&R Moran, Inc. The Company will continue operations as a subsidiary of Achievement Tec, Inc.

                           PERSONNEL PROFILES, INC.

                             FINANCIAL STATEMENTS

                          DECEMBER 31, 2000 AND 1999

                           PERSONNEL PROFILES, INC.
                             FINANCIAL STATEMENTS
                          DECEMBER 31, 2000 AND 1999


                                    INDEX


                                                             PAGE
                                                             ----

Independent Auditors' Report...............................    1

Balance Sheets.............................................    2

Statements of Operations...................................    3

Statement of Stockholders' Deficiency (Equity).............    4

Statements of Cash Flows...................................    5

Notes to Financial Statements..............................  6-9


                            INDEPENDENT AUDITORS' REPORT



TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
PERSONNEL PROFILES, INC.

We have audited the accompanying balance sheets of Personnel Profiles, Inc. as of December 31, 2000 and 1999, and the related statements of operations, stockholders' equity (deficiency) and cash flows for the years then ended. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Personnel Profiles, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



                         MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                         Certified Public Accountants

New York, New York
February 28, 2001

                           PERSONNEL PROFILES, INC.
                                BALANCE SHEETS


                                                                December 31,
                                                            --------------------
                                                             2000          1999
                                                            -------      -------
          ASSETS
CURRENT ASSETS
     Cash and cash equivalents............................. $     -      $     -
     Accounts receivable, net of allowance for
       Doubtful accounts of $-0-...........................  46,900       30,878
                                                            -------      -------
          Total current assets.............................  46,900       30,878

Property and equipment, net of accumulated
 depreciation of $28,472...................................       -            -

Other assets...............................................     317          317
                                                            -------      -------

          TOTAL ASSETS..................................... $47,217      $31,195
                                                            =======      =======

          LIABILITIES AND STOCKHOLDERS'
           EQUITY (DEFICIENCY)
CURRENT LIABILITIES
     Bank overdraft........................................ $ 3,713      $ 7,564
     Accounts payable and accrued expenses.................  30,455        8,670
     Due to officer........................................  15,000        1,000
                                                            -------      -------
          Total liabilities................................  49,168       17,234
                                                            -------      -------

Commitments and contingencies..............................       -            -

STOCKHOLDERS' (DEFICIENCY) EQUITY
     Common stock - no par value; 750 shares authorized;
      500 issued and outstanding...........................   5,000        5,000
     Additional paid-in capital............................     453          453
     Accumulated earnings (deficit)........................  (7,404)       8,508
                                                            -------      -------
          Total stockholders' equity (deficiency)..........  (1,951)      13,961
                                                            -------      -------

          TOTAL LIABILITIES AND STOCKHOLDERS'
           (DEFICIENCY) EQUITY............................. $47,217      $31,195
                                                            =======      =======







The accompanying notes are an integral part of the financial statement.

                           PERSONNEL PROFILES, INC.
                           STATEMENTS OF OPERATIONS




                                                                          For the Year Ended
                                                                             December 31,
                                                                      --------------------------
                                                                        2000              1999
                                                                      --------          --------

REVENUE.............................................................. $393,421          $418,658

COST OF REVENUE......................................................  134,984           153,443
                                                                      --------          --------

GROSS PROFIT.........................................................  258,437           265,215
                                                                      --------          --------

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
     Salary and employee benefits....................................  162,695           177,404
     Rent expense....................................................   26,042            25,071
     Travel and entertainment expense................................   17,041            10,421
     Auto and parking................................................   15,988            10,403
     Insurance expense...............................................   11,133             8,230
     Professional fees...............................................    9,616             6,722
     Depreciation expense............................................        -             1,322
     Other general and administrative expenses.......................   31,834            25,521
                                                                      --------          --------
          Total selling, general and administrative expenses.........  274,349           265,094
                                                                      --------          --------

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES......................  (15,912)              121

PROVISION FOR INCOME TAXES...........................................        -                 -
                                                                      --------          --------

NET INCOME (LOSS).................................................... $(15,912)         $    121
                                                                      ========          ========











The accompanying notes are an integral part of the financial statement.

                           PERSONNEL PROFILES, INC.
                STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
                FOR THE YEAR ENDED DECEMBER 31, 2000 AND 1999


                                            Common Stock     Additional                                Total
                                           ---------------    Paid-in      Accumulated             Stockholders'
                                           Shares   Amount    Capital   Earnings (Deficit)      Equity (Deficiency)
                                           ------   ------    -------   ------------------      -------------------

Balance at December 31, 1998..............  500     $5,000     $453         $  8,387                $ 13,840

Net Income for the Year Ended
 December 31, 1999........................    -          -        -              121                     121
                                            ---     ------     ----         --------                --------

Balance at December 31, 1999..............  500      5,000      453            8,508                  13,961

Net Loss for the Year Ended
 December 31, 2000........................    -          -        -          (15,912)                (15,912)
                                            ---     ------     ----         --------                --------

Balance at December 31, 2000..............  500     $5,000     $453         $ (7,404)               $ (1,951)
                                            ===     ======     ====         ========                ========












The accompanying notes are an integral part of the financial statement.

                           PERSONNEL PROFILES, INC.
                           STATEMENTS OF CASH FLOWS



                                                                        For the Year Ended
                                                                           December 31,
                                                                     -----------------------
                                                                       2000           1999
                                                                     --------       --------

CASH FLOW FROM OPERATING ACTIVITIES
     Net income (loss).............................................. $(15,912)      $    121
     Adjustments to reconcile net income (loss) to net cash
      used in operating activities:
          Depreciation and amortization.............................        -          1,322
     Changes in certain assets and liabilities:
          (Increase) in accounts receivable.........................  (16,022)       (11,113)
          Increase in accounts payable and accrued expenses.........   21,785          8,670
                                                                     --------       --------
Total cash used in operating activities.............................  (10,149)        (1,000)
                                                                     --------       --------

CASH FLOWS FROM FINANCING ACTIVITIES
     (Decrease) increase in bank overdraft..........................   (3,851)             -
     Increase in due to officer.....................................   14,000          1,000
     Sale of preferred stock........................................        -              -
                                                                     --------       --------
Total cash provided by (used in) financing activities...............  (10,149)         1,000
                                                                     --------       --------

NET INCREASE IN CASH AND CASH EQUIVALENTS...........................        -              -

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR.......................        -              -
                                                                     --------       --------

CASH AND CASH EQUIVALENTS - END OF YEAR............................. $      -       $      -
                                                                     ========       ========

CASH PAID DURING THE YEAR FOR:
     Interest expense............................................... $    143       $      -
                                                                     ========       ========
     Income taxes................................................... $      -       $      -
                                                                     ========       ========








The accompanying notes are an integral part of the financial statement.

                           PERSONNEL PROFILES, INC.
                        NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2000 AND 1999



NOTE 1 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

               a) ORGANIZATION
                  Personnel Profiles, Inc., d/b/a Achievement Tec, Inc. (the "Company"), was incorporated under the laws of the State of Ohio on August 17, 1989.

               b) LINE OF BUSINESS
                  The Company is an assessment technology company offering a variety of human resource services to assist and strengthen the selection and management of your most important asset:
                  People.

               c) USE OF ESTIMATES
                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the periods presented. Actual results could differ from those estimates.

               d) REVENUE RECOGNITION
                  Revenue is recognized based upon the accrual method of accounting. Revenue is recorded at the time of the sale, usually upon shipment of the product.

               e) CASH AND CASH EQUIVALENTS
                  The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

               f) CONCENTRATION OF CREDIT RISK
                  The Company places its cash in what it believes to be credit-worthy financial institutions. However, cash balances may exceed FDIC insured levels at various times during the year.

               g) PROPERTY AND EQUIPMENT
                  Property and equipment is stated at cost. Depreciation is computed using the straight-line method based upon the estimated useful lives of the various classes of assets.

               h) INCOME TAXES
                  Income taxes are provided for based on the liability method of accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes". The liability method requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the reported amount of assets and liabilities and their tax basis.

                           PERSONNEL PROFILES, INC.
                        NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2000 AND 1999



NOTE 1 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

               i) ADVERTISING COSTS
                  Advertising costs are expensed as incurred and included in cost of revenue. For the years ended December 31, 2000 and 1999, advertising expense amounted to $5,215 and $3,326, respectively.

               j) FAIR VALUE OF FINANCIAL INSTRUMENTS
                  The Company's financial instruments consist of cash, accounts receivable, bank overdraft, and accounts payable and accrued expenses. The carrying amounts of cash, accounts receivable and accounts payable and accrued expenses approximate fair value due to the highly liquid nature of these short-term instruments.

               k) LONG-LIVED ASSETS
                  SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company has adopted this statement and has determined that recognition of an impairment loss for applicable assets of continuing operations is not necessary.

               l) COMPREHENSIVE INCOME
                  SFAS No. 130, "Reporting Comprehensive Income" establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of December 31, 2000 and 1999, the Company has no items that represent comprehensive income and, therefore, has not included a schedule of comprehensive income in the financial statements.

NOTE 2 -          PROPERTY AND EQUIPMENT

                  Property and equipment is summarized as follows:

                                                                          December 31,
                                                                     ---------------------
                                                                       2000         1999
                                                                     --------     --------

                  Leasing and Equipment under capital lease......... $ 11,195     $ 11,195
                  Furniture and Fixtures............................   17,277       17,277
                                                                     --------     --------
                                                                       28,472       28,472
                  Less: Accumulated Depreciation....................  (28,472)     (28,472)
                                                                     --------     --------
                  Property and Equipment, net....................... $      -     $      -
                                                                     ========     ========


                  Depreciation expense for the years ended December 31, 2000 and 1999 was $-0- and $1,322, respectively.

                           PERSONNEL PROFILES, INC.
                        NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2000 AND 1999


NOTE 3 -          COMMITMENTS AND CONTINGENCIES

                  The Company leases office space under an operating lease expiring June 30, 2002. Minimum monthly base rent under the lease totaled $2,020 and $2,081 for 2001 and 2002, respectively. Rent expense under operating leases for the year ended December 31, 2000 and 1999 was approximately $23,534 and $22,849, respectively.

NOTE 4 -          RELATED PARTY TRANSACTIONS

                  As of December 31, 2000 and 1999, the Company has a payable due to an officer totaling $15,000 and $1,000, respectively.

NOTE 5 -          INCOME TAXES

                  The components of the provision for income taxes are as follows:


                                                              December 31,
                                                         ----------------------
                                                           2000          1999
                                                         --------      --------
                  Current Tax Expense
                       U.S. Federal....................  $      -      $      -
                       State and Local.................         -             -
                                                         --------      --------
                  Total Current........................         -             -
                                                         --------      --------

                  Deferred Tax Expense
                       U.S. Federal....................         -             -
                       State and Local.................         -             -
                                                         --------      --------
                  Total Deferred.......................         -             -
                                                         --------      --------

                  Total Tax Provision (Benefit) from
                   Operations..........................  $      -      $      -
                                                         ========      ========


                  The reconciliation of the effective income tax rate to the Federal statutory rate is as follows for the years ended December 31, 2000 and 1999:


                  Federal Income Tax Rate.............................    (34.0)%
                  Effect of Valuation Allowance.......................     34.0%
                                                                       --------
                  Effective Income Tax Rate...........................      0.0%
                                                                       ========


                  At December 31, 2000 and 1999, the Company had net carryforward losses of approximately $7,404 and $-0-, respectively. Because of the current uncertainty of realizing the benefit of the tax carryforwards, a valuation allowance equal to the tax benefit for deferred taxes has been established. The full realization of the tax benefit associated with the carryforwards depends predominantly upon the Company's ability to generate taxable income during the carryforward period.

                           PERSONNEL PROFILES, INC.
                        NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2000 AND 1999



NOTE 5 -          INCOME TAXES (Continued)

                  Deferred tax assets and liabilities reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:


                                                                 December 31,
                                                            ---------------------
                                                              2000         1999
                                                            --------     --------
                  Deferred Tax Assets
                       Loss Carryforwards.................. $ 1,379      $      -
                       Less:  Valuation Allowance..........  (1,379)            -
                                                            --------     --------
                  Net Deferred Tax Assets.................. $      -     $      -
                                                            ========     ========


                  Net operating loss carryforwards expire starting in 2005 through 2014. Per year availability is subject to change of ownership limitations under Internal Revenue Code Section 382.

NOTE 6 -          SUBSEQUENT EVENTS

                  As of January 1, 2001, Achievement Tec, Inc., a Delaware corporation, purchased substantially all of the assets of Personnel Profiles, Inc. The Company will continue operating as a subsidiary of Achievement Tec, Inc.

                 SILVER RAMONA MINING COMPANY AND SUBSIDIARY
                UNAUDITED PROFORMA CONSOLIDATED FINANCIAL DATA


The Unaudited Proforma Consolidated Balance Sheet of Silver Ramona Mining Company (the "Company") as of December 31, 2000 (the "Proforma Balance Sheet") and, together with the Proforma Statements of Operations (the "Proforma Financial Statements"), have been prepared to illustrate the estimated effect of the Acquisitions of Career Direction, Inc., Personnel Profiles, Inc. and L&R Moran, Inc. The Proforma Financial Statements do not reflect any anticipated cost savings from the acquisitions, or any synergies that are anticipated to result from the acquisition, and there can be no assurance that any such cost savings or synergies will occur. The Proforma Statement of Operations gives proforma effect to the amortization of the Goodwill relating to the acquisitions of Career Direction, Inc., Personnel Profiles, Inc. and L&R Moran, Inc. The proforma balance sheet gives proforma effect to certain stock transactions, which occurred subsequent to December 31, 2000. The Proforma Financial Statements do no purport to be indicative of the financial position of the Company that would have actually been obtained had such acquisition been completed as of the assumed date. The proforma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable.

                                                  SILVER RAMONA MINING COMPANY
                                                    PRO FORMA BALANCE SHEET


                                     Silver
                                     Ramona                                             Subtotal Before
                                     Mining      Career       Personnel       L&R          Pro Forma      Pro Forma    Pro Forma
                                     Company Direction, Inc. Profiles, Inc. Moran, Inc.   Adjustments    Adjustments  Consolidated
                                    -------- --------------- -------------- ----------- ---------------  -----------  ------------

         ASSETS
CURRENT ASSETS
     Cash and cash equivalents..... $      -    $ 12,649       $     -       $  9,670       $ 22,319      $        -   $   22,319

     Accounts receivable, net......  124,872      93,526        46,900         98,271        363,569               -      363,569

     Debt issue costs..............   28,544           -             -              -         28,544               -       28,544
     Prepaid expenses..............        -           -             -              -              -               -
                                    --------    --------       -------       --------       --------      ----------   ----------
       Total current assets........  153,416     106,175        46,900        107,941        414,432               -      414,432

Property and equipment, net........   62,666           -             -              -         62,666               -       62,666

Investment in Subsidiary...........        -           -             -              -              -(C)       89,315            -
                                                                                                    (A)       (7,133)
                                                                                                    (B)       (1,951)
                                                                                                    (D)      (80,231)
Intangible assets..................   16,501           -             -              -         16,501               -       16,501
Goodwill...........................        -           -             -              -              -(A)    2,007,133    3,469,769
                                                                                                    (B)      501,951
                                                                                                    (C)      960,685
Other assets.......................    2,671           -           317          1,948          4,936               -        4,936
                                    --------    --------       -------       --------       --------      ----------   ----------
     TOTAL ASSETS.................. $235,254    $106,175       $47,217       $109,889       $498,535      $3,469,769   $3,968,304
                                    ========    ========       =======       ========       ========      ==========   ==========

     LIABILITIES AND
      STOCKHOLDERS' EQUITY
      (DEFICIENCY)
CURRENT LIABILITIES
     Bank overdraft................ $ 45,505    $      -       $ 3,713       $      -       $ 49,218               -   $   49,218
     Accounts payable and
     accrued expenses..............   21,140     113,308        30,455         20,574        185,477               -      185,477

     Notes payable - Current.......  331,624           -             -              -        331,624               -      331,624

     Convertible notes -
     Current.......................        -           -             -              -              -(A)      200,000    1,400,000
                                                                                                    (B)      250,000
                                                                                                    (C)      950,000
                                    --------    --------       -------       --------       --------      ----------   ----------
       Total current liabilities...  398,269     113,308        34,168         20,574        566,319       1,400,000    1,966,319



                                                  SILVER RAMONA MINING COMPANY
                                                    PRO FORMA BALANCE SHEET


                                     Silver
                                     Ramona                                             Subtotal Before
                                     Mining      Career       Personnel       L&R          Pro Forma      Pro Forma    Pro Forma
                                     Company Direction, Inc. Profiles, Inc. Moran, Inc.   Adjustments    Adjustments  Consolidated
                                    -------- --------------- -------------- ----------- ---------------  -----------  ------------
Due to officer.....................   94,582           -        15,000              -        109,582               -      109,582

Notes payable - Non Current........   37,572           -             -              -         37,572               -       37,572

Convertible notes payable -.
Non-current........................        -           -             -              -              -(A)      600,000      850,000
                                                                                                    (B)      250,000
                                    --------    --------       -------       --------     ----------      ----------   ----------
     Total liabilities.............  530,423     113,308        49,168         20,574        713,473       2,250,000    2,963,473
                                    --------    --------       -------       --------     ----------      ----------   ----------

Commitments and
contingencies......................        -           -             -              -              -               -            -

STOCKHOLDERS' DEFICIENCY

     Common stock..................   10,014       1,000         5,000          1,000         17,014 (A)         200       10,264
                                                                                                     (C)          50
                                                                                                     (D)      (7,000)
     Additional paid-in-capital....  636,963           -           453        135,000        772,416 (A)   1,199,800    2,436,713
                                                                                                     (C)      99,950
                                                                                                     (D)    (135,453)
                                                                                                     (E)     200,000
                                                                                                     (F)     100,000
                                                                                                     (G)     200,000
     Deferred compensation.........                                                                  (E)                 (500,000)
                                                                                                     (F)    (500,000)
                                                                                                     (G)

     Accumulated deficit........... (942,146)     (8,133)       (7,404)       (46,685)    (1,004,368)(D)      62,222     (942,146)
                                    --------    --------       -------       --------     ----------      ----------   ----------
       Total stockholders'
        equity (deficiency)........ (295,169)     (7,133)       (1,951)        89,315       (214,938)      1,219,769    1,004,831
                                    --------    --------       -------       --------     ----------      ----------   ----------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY
(DEFICIENCY)....................... $235,254    $106,175       $47,217       $109,889     $  498,535      $3,469,769   $3,968,304
                                    ========    ========       =======       ========     ==========      ==========   ==========


                        SILVER RAMONA MINING COMPANY
                 CONSOLIDATED PROFORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDING DECEMBER 31, 2000

                               Silver
                               Ramona          Career         Personnel       L and R   Subtotal Before  Pro Forma    Pro Forma
                           Mining Company  Direction, Inc.  Profiles, Inc.  Moran, Inc.  Proforma Adj   Adjustments  Consolidated
                           --------------  ---------------  --------------  ----------   ------------   -----------  ------------
REVENUE                      $1,171,129      $1,286,433        $393,421      $987,100    $3,838,083  $           -     3,838,083
                           --------------  ---------------  --------------  ----------   ------------   -----------  ------------
SELLING, GENERAL AND
ADMINISTRATIVE EXPENSES
   Salary and employee
    benefits                    912,839          23,143         162,695       357,368     1,456,045                    1,456,045
   Product costs                 13,404               -         134,984       296,288       444,676                      444,676
   Commission expense            12,632         353,718               -             -       366,350                      366,350
   Insurance expense             80,848               -          11,133        25,312       117,293                      117,293
   Depreciation and amortization
    expense                      13,248               -               -         1,204        14,452 (H)    231,318       245,770
   Professional fees             13,760               -           9,616         4,592        27,968                       27,968
   Travel and entertainment
    expense                      64,296         166,580          17,041         6,438       254,355                      254,355
   Rent expense                  69,422                     -    26,042        31,383       126,847                      126,847
   Advertising expense            6,595         538,690               -        20,658       565,943                      565,943
   Auto and parking                   -               -          15,988             -        15,988                       15,988
   Other general and
    administrative expenses     187,920         163,355          31,834       200,565       583,674                      583,674
   Total selling, general and
    administrative expenses   1,374,964       1,245,486         409,333       943,808     3,973,591        231,318     4,204,909
                           --------------  ---------------  --------------  ----------   ------------   -----------  ------------
INCOME (LOSS) FROM OPERATIONS  (203,835)         40,947         (15,912)       43,292      (135,508)      (231,318)     (366,826)
                           --------------  ---------------  --------------  ----------   ------------   -----------  ------------
OTHER INCOME (EXPENSE)
   Interest expense             (42,412)         (8,455)              -           (75)      (50,942)                     (50,942)
   Interest income                    -             459               -             -           459                          459
   Other Income                       -           1,038               -             -         1,038                        1,038
                           --------------  ---------------  --------------  ----------   ------------   -----------  ------------
   Total other income (expense) (42,412)         (6,958)              -           (75)      (49,445)             -       (49,445)
                           --------------  ---------------  --------------  ----------   ------------   -----------  ------------
LOSS BEFORE PROVISION FOR
 INCOME TAXES                  (246,247)         33,989         (15,912)       43,217      (184,953)      (231,318)     (416,271)

PROVISION FOR INCOME TAXES            -               -               -             -             -                            -
                           --------------  ---------------  --------------  ----------   ------------   -----------  ------------
NET INCOME (LOSS)            $ (246,247)     $   33,989        $(15,912)     $ 43,217     $(184,953)    $ (231,318)   $ (416,271)
                           ==============  ===============  ==============  ==========   ============   ===========  ============

                 SILVER RAMONA MINING COMPANY AND SUBSIDIARY
            NOTES TO UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET



NOTE 1 - For the purposes of this proforma balance sheet, December 31, 2000 audited information was used.

NOTE 2 - The following is a description of the proforma adjustments as of December 31, 2000 for the proforma balance sheet:

            a) To record the issuance of 200,000 shares of SRM common stock and 800,000 shares of common stock as contingent cash obligation of the Company's of $800,000 convertible promissory note. These shares were valued at the last trading price at December 29, 2000, which totaled $2,000,000 or $2 per share, these shares were issued for the purchases of Career Direction, Inc. as per the purchase agreement dated January 1, 2001.

            b) To record $500,000 notes payable for the purchase of Personnel
               Profiles, Inc. as per the purchase agreement dated January 1, 2001.

            c) To record the issuance of 50,000 shares of SRM common stock and a $950,000 promissory note. These shares were valued at the last trading price at December 29, 2000, which totaled $100,000 or $2 per share, these shares were issued for the purchases of L & R Moran, Inc. as per the merger agreement dated January 1, 2001.

            d) To record the elimination of the investment in SRM, as well as the related acquisition entries.

            e) To record the issuance of 200,000 shares of stock options of
               SRM common stock as deferred compensation expense totaling $200,000 per the purchase agreement of Career Direction dated January 1, 2001.

            f) To record the issuance of 100,000 shares of stock options of
               SRM common stock as deferred compensation expense totaling $200,000 per the purchase agreement of Personnel Profiles, Inc. dated January 1, 2001.

            g) To record the issuance of 200,000 shares of stock options of
               SRM common stock as deferred compensation expense totaling $200,000 per the purchase agreement of L & R Moran, Inc. dated January 1, 2001.

            h) To record the amortization of goodwill related to the acquisition of Career Direction, Inc., Personnel Profiles, Inc. and L and R Moran, Inc.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: May 15, 2001


SILVER RAMONA MINING, INC.


BY: \s\ Milton S. Cotter
    --------------------
NAME:  Milton S. Cotter
TITLE: President


                                      10